Schedule of Investments PIMCO Strategic Income Fund, Inc. (Cont.)	March 31, 2020 (Unaudited)

(AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF SHARES, CONTRACTS AND UNITS, IF ANY)
	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
INVESTMENTS IN SECURITIES 307.6% ¤
LOAN PARTICIPATIONS AND ASSIGNMENTS 11.5%
Advanz Pharma Corp. 6.568% (LIBOR03M + 5.500%) due 09/06/2024 ~	$2,487	$2,160
Al Convoy (Luxembourg) SARL TBD% due 01/17/2027	100	94
Altice France S.A. 4.705% (LIBOR03M + 4.000%) due 08/14/2026 ~	99	93
Arconic Rolled Products Corp. TBD% due 02/04/2027 «	12	11
Core & Main LP 4.330% - 4.331% (LIBOR03M + 2.750%) due 08/01/2024 ~	20	17
Diamond Resorts Corp. 4.750% (LIBOR03M + 3.750%) due 09/02/2023 ~	820	621
Dubai World (3.000% Cash and 1.750% PIK) 4.750% (LIBOR03M + 2.000%) due 09/30/2022 ~(c)	1,868	1,742
Elanco Animal Health, Inc. TBD% due 02/04/2027	59	57
Envision Healthcare Corp. 4.739% (LIBOR03M + 3.750%) due 10/10/2025 ~	8,113	4,348
Fleet U.S. Bidco, Inc. 4.322% (LIBOR03M + 3.250%) due 10/07/2026 «~	8	7
Forbes Energy Services LLC (6.909% Cash and 11.000% PIK) 17.909% (LIBOR03M + 5.000%) due 04/13/2021 ~(c)	70	56
Ingersoll Rand Co. Ltd. 2.739% (LIBOR03M + 1.750%) due 03/01/2027 ~	24	23
Innophos, Inc. 4.755% (LIBOR03M + 3.750%) due 02/04/2027 «~	12	10
Intelsat Jackson Holdings S.A. 5.682% (LIBOR03M + 3.750%) due 11/27/2023 ~	10	9
IRB Holding Corp. 3.750% - 3.954% (LIBOR03M + 2.750%) due 02/05/2025 «~	434	339
Jefferies Finance LLC 4.239% - 4.250% (LIBOR03M + 3.250%) due 06/03/2026 ~	12	10
McDermott International, Inc. 10.647% - 10.806% (LIBOR03M + 9.000%) due 10/21/2020 ~	714	659
McDermott Technology Americas, Inc.
TBD% due 10/21/2021 ^«(d)	497	460
TBD% due 05/09/2025 ^(d)	1,089	329
Messer Industrie GmbH 3.950% (LIBOR03M + 2.500%) due 03/01/2026 ~	39	35
MH Sub LLC 4.822% (LIBOR03M + 3.750%) due 09/13/2024 ~	59	51
NCI Building Systems, Inc. 4.561% (LIBOR03M + 3.750%) due 04/12/2025 «~	20	17
Neiman Marcus Group Ltd. LLC 7.500% (LIBOR03M + 6.000%) due 10/25/2023 ~	3,586	1,452
Neiman Marcus Group Ltd. LLC (6.516% Cash and 1.000% PIK) 7.516% (LIBOR03M + 5.500%) due 10/25/2023 ~(c)	5,007	1,990
Ortho-Clinical Diagnostics S.A. 4.765% (LIBOR03M + 3.250%) due 06/30/2025 ~	321	275
Pacific Gas & Electric Co. TBD% due 02/22/2049 ^«(d)	416	417
PetSmart, Inc. 5.000% (LIBOR03M + 4.000%) due 03/11/2022 ~	153	148
PUG LLC 4.489% - 4.950% (LIBOR03M + 3.500%) due 01/29/2027 «~	16	14
Sequa Mezzanine Holdings LLC
6.742% (LIBOR03M + 5.000%) due 11/28/2021 «~	166	134
10.770% (LIBOR03M + 9.000%) due 04/28/2022 ~	7,990	5,893
Sotera Health Holdings LLC 5.500% (LIBOR03M + 4.500%) due 12/11/2026 ~	59	53
SS&C Technologies, Inc. 2.739% (LIBOR03M + 1.750%) due 04/16/2025 ~	114	104
Starfruit Finco BV 3.863% (LIBOR03M + 3.000%) due 10/01/2025 «~	96	88
Summer (BC) Holdco B SARL
6.906% (LIBOR03M + 5.000%) due 12/04/2026 «~	1,224	1,010
6.917% (LIBOR03M + 5.000%) due 12/04/2026 «~	306	252
Syniverse Holdings, Inc. 6.873% (LIBOR03M + 5.000%) due 03/09/2023 ~	3,855	2,576
U.S. Renal Care, Inc. 6.000% (LIBOR03M + 5.000%) due 06/26/2026 ~	208	187
Univision Communications, Inc. 3.750% (LIBOR03M + 2.750%) due 03/15/2024 ~	2,086	1,783

Schedule of Investments PIMCO Strategic Income Fund, Inc. (Cont.)	March 31, 2020 (Unaudited)

West Corp. 5.000% - 5.450% (LIBOR03M + 4.000%) due 10/10/2024 «~		34	27
Westmoreland Mining Holdings LLC 9.093% (LIBOR03M + 8.250%) due 03/15/2022 ~		1	1
Westmoreland Mining Holdings LLC (15.000% PIK) 15.000% due 03/15/2029 «(c)		5	3
Total Loan Participations and Assignments (Cost $38,985)			27,555
CORPORATE BONDS & NOTES 32.6%
BANKING & FINANCE 8.3%
Ally Financial, Inc. 8.000% due 11/01/2031		3	3
Ambac LSNI LLC 6.450% due 02/12/2023 •		294	281
Ardonagh Midco PLC 8.375% due 07/15/2023	GBP	5,810	6,180
Banco de Credito del Peru 4.650% due 09/17/2024	PEN	400	118
Barclays Bank PLC 7.625% due 11/21/2022 (i)(l)		$800	819
Barclays PLC
5.875% due 09/15/2024 •(h)(i)(l)	GBP	900	795
8.000% due 06/15/2024 •(h)(i)(l)		$250	232
BGC Partners, Inc. 3.750% due 10/01/2024 (l)		400	359
Brookfield Finance, Inc.
3.900% due 01/25/2028		6	6
4.700% due 09/20/2047		78	74
Cantor Fitzgerald LP 4.875% due 05/01/2024		12	12
CBL & Associates LP
4.600% due 10/15/2024 (l)		477	102
5.250% due 12/01/2023 (l)		82	19
5.950% due 12/15/2026 (l)		280	54
Credit Suisse Group AG 7.500% due 07/17/2023 •(h)(i)(l)		200	184
Emerald Bay S.A. 0.000% due 10/08/2020 (g)	EUR	15	16
Equitable Holdings, Inc. 5.000% due 04/20/2048		$5	5
ESH Hospitality, Inc. 4.625% due 10/01/2027		31	24
Fortress Transportation & Infrastructure Investors LLC 6.500% due 10/01/2025 (l)		100	74
GE Capital International Funding Co. Unlimited Co. 4.418% due 11/15/2035 (l)		200	217
HSBC Holdings PLC 5.875% due 09/28/2026 •(h)(i)	GBP	200	222
Hudson Pacific Properties LP 3.950% due 11/01/2027		$18	17
Hunt Cos., Inc. 6.250% due 02/15/2026		14	11
ING Groep NV 5.750% due 11/16/2026 •(h)(i)(l)		200	173
Kennedy-Wilson, Inc. 5.875% due 04/01/2024 (l)		36	33
LoanCore Capital Markets LLC 6.875% due 06/01/2020 (l)		1,000	949
Newmark Group, Inc. 6.125% due 11/15/2023 (l)		52	53
Oppenheimer Holdings, Inc. 6.750% due 07/01/2022		20	19
Pinnacol Assurance 8.625% due 06/25/2034 «(j)		2,600	2,935
Royal Bank of Scotland Group PLC 8.000% due 08/10/2025 •(h)(i)(l)		300	282
Sabra Health Care LP 4.800% due 06/01/2024 (l)		85	86
Sberbank of Russia Via SB Capital S.A. 6.125% due 02/07/2022 (l)		2,000	2,073
Societe Generale S.A. 7.375% due 10/04/2023 •(h)(i)		200	173
Springleaf Finance Corp. 6.875% due 03/15/2025 (l)		54	55
TP ICAP PLC
5.250% due 01/26/2024 (l)	GBP	700	855
5.250% due 05/29/2026		100	116

Schedule of Investments PIMCO Strategic Income Fund, Inc. (Cont.)	March 31, 2020 (Unaudited)

UniCredit SpA 7.830% due 12/04/2023 (l)		$2,240	2,395
			20,021
INDUSTRIALS 19.6%
AA Bond Co. Ltd. 2.875% due 07/31/2043 (l)	GBP	1,700	2,000
Altice Financing S.A.
2.250% due 01/15/2025	EUR	100	99
7.500% due 05/15/2026 (l)		$1,350	1,320
Arconic Corp. 6.125% due 02/15/2028		12	12
Associated Materials LLC 9.000% due 01/01/2024 (l)		2,700	2,187
Avon International Capital PLC 6.500% due 08/15/2022		16	14
B.C. Unlimited Liability Co. 4.375% due 01/15/2028		18	17
Baffinland Iron Mines Corp. 8.750% due 07/15/2026 (l)		700	626
Bombardier, Inc.
6.000% due 10/15/2022 (l)		100	76
6.125% due 01/15/2023 (l)		400	284
7.500% due 12/01/2024 (l)		430	288
7.500% due 03/15/2025		6	4
7.875% due 04/15/2027 (l)		1,296	904
Camelot Finance S.A. 4.500% due 11/01/2026		4	4
CCO Holdings LLC
4.500% due 08/15/2030		72	71
4.750% due 03/01/2030		80	80
Centene Corp. 4.750% due 01/15/2025		83	85
Charter Communications Operating LLC 4.800% due 03/01/2050 (l)		105	110
Citrix Systems, Inc. 3.300% due 03/01/2030		58	54
Clear Channel Worldwide Holdings, Inc. 9.250% due 02/15/2024 (l)		880	762
Community Health Systems, Inc.
6.250% due 03/31/2023 (l)		5,065	4,847
8.000% due 03/15/2026 (l)		294	281
8.625% due 01/15/2024 (l)		544	541
Connect Finco SARL 6.750% due 10/01/2026		28	23
Corning, Inc. 5.450% due 11/15/2079		36	37
CVS Pass-Through Trust 7.507% due 01/10/2032 (l)		712	926
DISH DBS Corp. 5.875% due 07/15/2022		2	2
Eldorado Resorts, Inc. 6.000% due 09/15/2026 (l)		1,100	999
Energy Transfer Operating LP
2.900% due 05/15/2025		12	10
3.750% due 05/15/2030		36	28
5.000% due 05/15/2050		36	28
Envision Healthcare Corp. 8.750% due 10/15/2026 (l)		1,059	266
Exela Intermediate LLC 10.000% due 07/15/2023 (l)		65	18
Ferroglobe PLC 9.375% due 03/01/2022		650	191
First Quantum Minerals Ltd.
6.500% due 03/01/2024 (l)		766	641
6.875% due 03/01/2026 (l)		544	440
Flex Ltd. 4.875% due 06/15/2029		9	9
Frontier Finance PLC 8.000% due 03/23/2022 (l)	GBP	2,600	3,335
Full House Resorts, Inc.
8.575% due 01/31/2024		$195	187
9.738% due 02/02/2024		17	16
General Electric Co.
5.875% due 01/14/2038		8	9
6.150% due 08/07/2037		7	8
Griffon Corp. 5.750% due 03/01/2028		12	11
HCA, Inc. 3.500% due 09/01/2030		60	55
iHeartCommunications, Inc. 0.000% due 05/01/2026 (l)		617	588
IHO Verwaltungs GmbH (3.625% Cash or 4.375% PIK) 3.625% due 05/15/2025 (c)	EUR	135	119

Schedule of Investments PIMCO Strategic Income Fund, Inc. (Cont.)	March 31, 2020 (Unaudited)

IHO Verwaltungs GmbH (3.875% Cash or 4.625% PIK) 3.875% due 05/15/2027 (c)		100	85
IHO Verwaltungs GmbH (6.000% Cash or 6.750% PIK) 6.000% due 05/15/2027 (c)(l)		$208	147
IHO Verwaltungs GmbH (6.375% Cash or 7.125% PIK) 6.375% due 05/15/2029 (c)(l)		200	155
Intelsat Connect Finance S.A. 9.500% due 02/15/2023 (l)		105	39
Intelsat Jackson Holdings S.A.
8.000% due 02/15/2024 (l)		60	58
8.500% due 10/15/2024 (l)		2,681	1,705
9.750% due 07/15/2025 (l)		1,861	1,175
Intelsat Luxembourg S.A. 7.750% due 06/01/2021 ^(l)		2,776	1,409
Kinder Morgan, Inc.
5.300% due 12/01/2034 (l)		1,500	1,451
7.750% due 01/15/2032 (l)		4,500	5,199
Laredo Petroleum, Inc.
9.500% due 01/15/2025		20	8
10.125% due 01/15/2028		30	12
LifePoint Health, Inc. 4.375% due 02/15/2027		12	11
Mattel, Inc. 5.875% due 12/15/2027		16	16
Micron Technology, Inc. 5.327% due 02/06/2029 (l)		82	90
NCL Corp. Ltd. 3.625% due 12/15/2024		34	22
Netflix, Inc.
3.625% due 06/15/2030	EUR	100	108
3.875% due 11/15/2029 (l)		335	364
4.625% due 05/15/2029		100	113
4.875% due 06/15/2030 (l)		$100	102
5.375% due 11/15/2029		30	32
Noble Holding International Ltd. 7.875% due 02/01/2026		277	69
Ortho-Clinical Diagnostics, Inc. 6.625% due 05/15/2022 (l)		37	35
Pacific Drilling SA 8.375% due 10/01/2023 (l)		152	42
Pan American Energy LLC 30.362% (BADLARPP) due 11/20/2020 «~	ARS	13,830	156
Par Pharmaceutical, Inc. 7.500% due 04/01/2027		$56	56
Petroleos Mexicanos
2.750% due 04/21/2027 (l)	EUR	4,538	3,310
5.350% due 02/12/2028 (l)		$326	228
5.950% due 01/28/2031 (l)		100	69
6.490% due 01/23/2027		40	30
6.500% due 03/13/2027 (l)		612	458
6.750% due 09/21/2047		20	13
6.840% due 01/23/2030 (l)		110	80
6.950% due 01/28/2060 (l)		150	102
7.690% due 01/23/2050		60	42
Platin 1426 GmbH 6.875% due 06/15/2023	EUR	200	185
Radiate Holdco LLC 6.875% due 02/15/2023		$3	3
Range Resources Corp. 9.250% due 02/01/2026		12	7
Sands China Ltd.
4.600% due 08/08/2023 (l)		200	206
5.125% due 08/08/2025 (l)		200	190
5.400% due 08/08/2028 (l)		200	189
Sealed Air Corp. 4.000% due 12/01/2027		5	5
Sensata Technologies, Inc. 4.375% due 02/15/2030		12	11
Spanish Broadcasting System, Inc. 12.500% due 04/15/2049 (d)^		908	944
Staples, Inc. 7.500% due 04/15/2026		9	8
TEGNA, Inc. 4.625% due 03/15/2028		84	74
Teva Pharmaceutical Finance BV 3.650% due 11/10/2021 (l)		64	62
Teva Pharmaceutical Finance Co. BV 3.650% due 11/10/2021 (l)		108	104
Teva Pharmaceutical Finance Netherlands BV 2.200% due 07/21/2021 (l)		187	180
Topaz Solar Farms LLC
4.875% due 09/30/2039 (l)		893	923
5.750% due 09/30/2039 (l)		2,266	2,502
TransDigm, Inc. 5.500% due 11/15/2027		48	43

Schedule of Investments PIMCO Strategic Income Fund, Inc. (Cont.)	March 31, 2020 (Unaudited)

Transocean Guardian Ltd. 5.875% due 01/15/2024		20	16
Transocean Pontus Ltd. 6.125% due 08/01/2025 (l)		67	55
Transocean, Inc.
7.250% due 11/01/2025 (l)		120	61
8.000% due 02/01/2027		38	18
Triumph Group, Inc.
5.250% due 06/01/2022		14	12
6.250% due 09/15/2024		12	11
U.S. Renal Care, Inc. 10.625% due 07/15/2027		38	32
UAL Pass-Through Trust 6.636% due 01/02/2024 (l)		1,167	1,080
Unigel Luxembourg S.A. 8.750% due 10/01/2026 (l)		200	121
United Rentals North America, Inc. 4.000% due 07/15/2030		12	11
Valaris PLC
5.750% due 10/01/2044 (l)		162	13
7.750% due 02/01/2026		8	1
Vale Overseas Ltd.
6.250% due 08/10/2026 (l)		81	88
6.875% due 11/21/2036		26	29
6.875% due 11/10/2039		25	28
Vale S.A. 3.750% due 01/10/2023	EUR	200	217
ViaSat, Inc.
5.625% due 09/15/2025		$42	40
5.625% due 04/15/2027		6	6
Western Midstream Operating LP
2.698% (US0003M + 0.850%) due 01/13/2023 ~		24	13
3.100% due 02/01/2025		12	6
4.050% due 02/01/2030		12	5
5.250% due 02/01/2050		12	5
Wyndham Destinations, Inc.
3.900% due 03/01/2023		36	30
4.625% due 03/01/2030		12	9
YPF S.A. 33.161% (BADLARPP + 4.000%) due 09/24/2020 «~	ARS	4,520	50
			47,196
UTILITIES 4.7%
CenturyLink, Inc. 4.000% due 02/15/2027		$96	92
Edison International 5.750% due 06/15/2027		24	25
Frontier Communications Corp. 8.000% due 04/01/2027		62	61
Gazprom Neft OAO Via GPN Capital S.A. 6.000% due 11/27/2023 (l)		5,600	5,897
Gazprom OAO Via Gaz Capital S.A. 8.625% due 04/28/2034 (l)		1,710	2,362
Odebrecht Offshore Drilling Finance Ltd. 6.720% due 12/01/2022 ^(l)		931	750
Petrobras Global Finance BV 5.093% due 01/15/2030 (l)		339	311
Rio Oil Finance Trust
9.250% due 07/06/2024 (l)		502	495
9.750% due 01/06/2027 (l)		710	678
Southern California Edison Co.
3.650% due 03/01/2028		3	3
3.650% due 02/01/2050		12	12
4.875% due 03/01/2049 (l)		100	116
5.750% due 04/01/2035		6	8
6.000% due 01/15/2034		2	2
6.650% due 04/01/2029		36	43
Southern California Gas Co. 2.550% due 02/01/2030		27	26
Sprint Communications, Inc. 6.000% due 11/15/2022		35	37
Sprint Corp.
7.125% due 06/15/2024 (l)		100	110
7.250% due 09/15/2021 (l)		107	111
Talen Energy Supply LLC 6.625% due 01/15/2028		12	10

Schedule of Investments PIMCO Strategic Income Fund, Inc. (Cont.)	March 31, 2020 (Unaudited)

Transocean Poseidon Ltd. 6.875% due 02/01/2027 (l)	60	49
		11,198
Total Corporate Bonds & Notes (Cost $87,570)		78,415
CONVERTIBLE BONDS & NOTES 0.0%
UTILITIES 0.0%
Ensco Jersey Finance Ltd. 3.000% due 01/31/2024	12	3
Total Convertible Bonds & Notes (Cost $8)		3
MUNICIPAL BONDS & NOTES 1.1%
ILLINOIS 0.1%
Chicago, Illinois General Obligation Bonds, Series 2017 7.045% due 01/01/2029	70	81
Illinois State General Obligation Bonds, (BABs), Series 2010
6.725% due 04/01/2035	15	16
7.350% due 07/01/2035	10	11
Illinois State General Obligation Bonds, Series 2003 5.100% due 06/01/2033	55	55
		163
WEST VIRGINIA 1.0%
Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
0.000% due 06/01/2047 (g)	25,300	1,091
7.467% due 06/01/2047	1,590	1,542
		2,633
Total Municipal Bonds & Notes (Cost $3,423)		2,796
U.S. GOVERNMENT AGENCIES 194.5%
Fannie Mae
1.101% due 12/25/2042 ~(a)	4,363	177
2.272% due 08/25/2054 ~(a)(l)	10,608	680
2.500% due 12/25/2027 (a)	2,512	137
3.500% due 07/25/2036 (a)(l)	7,028	701
3.500% due 07/25/2042 - 12/25/2049 (a)	818	92
3.821% due 03/01/2032 •(l)	66	67
4.250% due 11/25/2024 (l)	259	266
4.325% due 11/01/2027 •	11	11
4.365% due 12/01/2028 •	16	16
4.497% due 07/25/2029 •(l)	487	451
4.500% due 07/25/2040 (l)	1,008	1,128
4.510% due 09/01/2028 •	3	3
4.580% due 06/25/2043 •(a)	100	21
5.000% due 01/25/2038 (l)	5,229	6,020
5.000% due 07/25/2038	146	168
5.053% due 10/25/2049 •(a)(l)	14,368	2,242
5.103% due 02/25/2049 •(a)	459	70
5.262% due 12/25/2042 ~	25	28
5.500% due 07/25/2024	7	7
5.500% due 11/25/2032 - 04/25/2035 (l)	5,178	5,916
5.593% due 02/25/2042 ~	413	464
5.750% due 06/25/2033	19	22
5.781% due 10/25/2042 ~	10	12
5.803% due 07/25/2041 •(a)	1,593	213
5.807% due 08/25/2043	1,230	1,404
6.000% due 09/25/2031 - 01/25/2044	1,057	1,224
6.229% due 10/25/2042 ~	300	353
6.500% due 06/25/2023 - 11/01/2047	3,222	3,798
6.500% due 02/01/2028 - 09/01/2033 (l)	246	270
6.697% due 07/25/2029 •	660	429
6.850% due 12/18/2027	9	10
7.000% due 06/18/2027 - 01/01/2047	632	718
7.000% due 09/25/2041 ~	350	390
7.000% due 03/25/2045 (l)	577	677
7.500% due 10/25/2022 - 06/25/2044	930	1,104
7.500% due 06/19/2041 ~	83	100
7.700% due 03/25/2023	6	7
7.780% due 06/19/2041 ~	644	762
8.000% due 09/25/2021	14	14
8.500% due 10/25/2021 - 06/25/2030	267	304
9.399% due 05/15/2021	5	5
9.427% due 07/15/2027	2	2
Fannie Mae, TBA 3.000% due 06/01/2040	4,000	4,180
Freddie Mac
0.000% due 02/25/2046 (b)(g)(l)	3,579	3,249

Schedule of Investments PIMCO Strategic Income Fund, Inc. (Cont.)	March 31, 2020 (Unaudited)

0.100% due 02/25/2046 (a)	42,811	26
2.011% due 11/25/2045 ~(a)	5,336	692
2.373% due 05/15/2038 •(a)(l)	4,962	229
2.503% due 08/15/2036 ~(a)	2,678	160
2.540% due 11/15/2038 ~(a)(l)	19,722	1,300
3.887% due 12/01/2026 •	3	3
3.988% due 04/01/2033 •	1	1
5.000% due 02/15/2024	3	3
5.295% due 04/25/2048 - 11/25/2049 •(a)(l)	53,981	9,719
5.371% due 07/25/2032 ~	93	105
5.500% due 04/01/2039 - 06/15/2041 (l)	4,147	4,754
6.000% due 12/15/2028 - 03/15/2035	558	628
6.000% due 02/15/2032 (l)	1,250	1,503
6.097% due 10/25/2029 •	650	341
6.500% due 08/01/2021 - 09/01/2047	3,216	3,781
6.500% due 06/15/2031 - 07/15/2032 (l)	2,044	2,414
6.500% due 09/25/2043 ~	44	54
6.900% due 09/15/2023	102	109
6.950% due 07/15/2021	22	22
7.000% due 09/01/2021 - 10/25/2043	1,006	1,160
7.000% due 03/15/2029 - 01/01/2036 (l)	1,744	2,037
7.500% due 05/15/2024 - 02/25/2042	1,029	1,165
7.500% due 08/01/2024 - 03/01/2037 (l)	286	313
8.000% due 08/15/2022 - 04/15/2030	49	57
8.000% due 12/01/2026 (l)	71	78
8.497% due 12/25/2027 •	1,587	1,023
11.697% due 03/25/2025 •	384	281
Ginnie Mae
3.027% due 12/20/2048 •(a)(l)	22,064	1,879
5.277% due 08/20/2049 - 09/20/2049 •(a)(l)	121,561	21,609
5.427% due 06/20/2047 •(a)(l)	14,486	1,977
6.000% due 04/15/2029 - 12/15/2038	758	850
6.000% due 07/15/2037 - 09/15/2038 (l)	247	280
6.500% due 11/20/2024 - 05/15/2032 (l)	398	452
6.500% due 08/20/2038 - 10/20/2038	7	8
7.000% due 04/15/2024 - 06/15/2026	28	31
7.500% due 06/15/2023 - 03/15/2029	316	324
7.500% due 04/15/2027 - 01/15/2028 (l)	163	175
8.000% due 11/15/2021 - 11/15/2022	1	1
8.500% due 05/15/2022 - 02/15/2031	8	9
Ginnie Mae, TBA 4.000% due 04/01/2050	20,000	21,262
Small Business Administration
4.625% due 02/01/2025	50	53
5.510% due 11/01/2027	184	202
5.780% due 08/01/2027	14	15
5.820% due 07/01/2027	16	17
Uniform Mortgage-Backed Security
4.000% due 06/01/2047 - 06/01/2048	1,649	1,771
4.000% due 09/01/2047 - 07/01/2048 (l)	24,930	26,814
4.500% due 09/01/2023	16	17
4.500% due 03/01/2028 - 08/01/2041 (l)	219	238
6.000% due 12/01/2032 - 06/01/2040 (l)	2,408	2,776
6.000% due 12/01/2032 - 09/01/2037	1,628	1,864
6.500% due 01/01/2028 - 12/01/2036	723	840
6.500% due 07/01/2029 - 07/01/2039 (l)	786	906
7.000% due 07/01/2021	17	17
7.500% due 05/01/2022	12	13
8.000% due 12/01/2022 - 06/01/2032	76	84
8.000% due 07/01/2031 - 10/01/2031 (l)	101	110
Uniform Mortgage-Backed Security, TBA
2.500% due 05/01/2050 - 06/01/2050	260,300	268,853
3.000% due 05/01/2050	40,100	41,994
Vendee Mortgage Trust
6.500% due 03/15/2029	96	111
6.750% due 02/15/2026 - 06/15/2026	61	70
7.500% due 09/15/2030	1,613	1,971
Total U.S. Government Agencies (Cost $460,063)		467,463
NON-AGENCY MORTGAGE-BACKED SECURITIES 31.1%
Adjustable Rate Mortgage Trust
3.886% due 07/25/2035 ~	359	314
4.262% due 08/25/2035 ~	438	395
Banc of America Mortgage Trust 3.676% due 02/25/2035 ~	11	10
Bancorp Commercial Mortgage Trust 4.455% due 08/15/2032 •	3,300	3,116
BCAP LLC Trust 2.047% due 07/26/2036 ~	211	160
Bear Stearns ALT-A Trust 3.884% due 08/25/2036 ^~	298	181
Bear Stearns Commercial Mortgage Securities Trust
5.606% due 12/11/2040 ~(l)	5,728	5,351
5.657% due 10/12/2041 ~(l)	2,948	3,019
5.745% due 04/12/2038 ~	120	120

Schedule of Investments PIMCO Strategic Income Fund, Inc. (Cont.)	March 31, 2020 (Unaudited)

CD Commercial Mortgage Trust 5.398% due 12/11/2049 ~		2	2
Citigroup Commercial Mortgage Trust 5.557% due 12/10/2049 ~		1,917	1,176
Citigroup Mortgage Loan Trust, Inc. 7.000% due 09/25/2033		2	2
Commercial Mortgage Loan Trust 5.983% due 12/10/2049 ~		4,399	2,823
Countrywide Alternative Loan Trust
1.157% due 07/25/2046 ^•(l)		1,504	1,191
6.500% due 07/25/2035 ^		261	203
Countrywide Home Loan Mortgage Pass-Through Trust
1.587% due 03/25/2035 •(l)		1,357	1,061
2.817% due 03/25/2046 ^•		1,751	1,031
3.425% due 08/25/2034 ~		359	310
Countrywide Home Loan Reperforming REMIC Trust
7.500% due 11/25/2034		608	604
7.500% due 06/25/2035 ^		119	121
Credit Suisse Commercial Mortgage Trust 5.457% due 02/15/2040 ~(l)		4,680	841
Credit Suisse First Boston Mortgage-Backed Pass-Through Certificates 7.000% due 02/25/2034		357	372
Credit Suisse Mortgage Capital Mortgage-Backed Trust 6.500% due 03/25/2036 ^		951	426
Eurosail PLC
2.106% due 09/13/2045 •	GBP	1,582	1,705
2.756% due 09/13/2045 •		1,130	1,182
4.356% due 09/13/2045 •		960	1,122
GC Pastor Hipotecario FTA 0.000% due 06/21/2046 •	EUR	1,261	1,130
GE Commercial Mortgage Corp. Trust 5.606% due 12/10/2049 ~(l)		$603	515
GMAC Mortgage Corp. Loan Trust 4.512% due 08/19/2034 ~		40	34
GS Mortgage Securities Corp. Trust
4.591% due 10/10/2032 ~(l)		2,200	1,839
4.591% due 10/10/2032 ~		400	305
GSAA Home Equity Trust 6.000% due 04/01/2034		746	742
GSMPS Mortgage Loan Trust
7.000% due 06/25/2043		1,834	1,931
7.500% due 06/19/2027 ~		25	24
8.000% due 09/19/2027 ~		415	396
GSR Mortgage Loan Trust
1.277% due 12/25/2034 •		231	191
2.930% due 03/25/2033 •		1	1
6.500% due 01/25/2034		138	142
IM Pastor Fondo de Titluzacion Hipotecaria 0.000% due 03/22/2043 •	EUR	418	362
JPMorgan Chase Commercial Mortgage Securities Trust
5.411% due 05/15/2047		$1,067	1,237
5.623% due 05/12/2045		64	57
JPMorgan Mortgage Trust
4.454% due 10/25/2036 ^~		1,417	1,231
5.500% due 08/25/2022 ^		8	8
5.500% due 06/25/2037 ^		233	221
MASTR Adjustable Rate Mortgages Trust 3.755% due 10/25/2034 ~		516	419
MASTR Alternative Loan Trust
6.250% due 07/25/2036		324	237
6.500% due 03/25/2034		733	767
7.000% due 04/25/2034		25	27
MASTR Reperforming Loan Trust
7.000% due 05/25/2035		3,253	2,862
7.500% due 07/25/2035		1,641	1,502
Morgan Stanley Resecuritization Trust 3.356% due 12/26/2046 ~		7,348	6,126
Motel Trust 7.631% due 08/15/2024 •		2,951	2,333
NAAC Reperforming Loan REMIC Trust
7.000% due 10/25/2034 ^		839	798
7.500% due 03/25/2034 ^(l)		2,224	2,122
7.500% due 10/25/2034 ^(l)		2,518	2,543
Newgate Funding PLC
0.761% due 12/15/2050 •	EUR	1,774	1,697
1.011% due 12/15/2050 •		1,774	1,566
1.487% due 12/15/2050 •	GBP	2,444	2,640
1.737% due 12/15/2050 •		2,007	2,175
RBSSP Resecuritization Trust
3.629% due 12/26/2036 ~		$5,531	3,297
6.000% due 02/26/2037 ~		3,227	2,478
Residential Accredit Loans, Inc. Trust 6.000% due 08/25/2035 ^		1,490	1,376
Residential Asset Mortgage Products Trust
8.500% due 10/25/2031		339	358
8.500% due 11/25/2031		642	580

Schedule of Investments PIMCO Strategic Income Fund, Inc. (Cont.)	March 31, 2020 (Unaudited)

Structured Asset Securities Corp. Mortgage Loan Trust 7.500% due 10/25/2036 ^(l)		2,551	1,255
WaMu Mortgage Pass-Through Certificates Trust 4.343% due 05/25/2035 ~		135	128
Washington Mutual Mortgage Pass-Through Certificates Trust
7.000% due 03/25/2034		84	86
7.500% due 04/25/2033		218	224
Total Non-Agency Mortgage-Backed Securities (Cost $76,835)			74,800
ASSET-BACKED SECURITIES 17.0%
Access Financial Manufactured Housing Contract Trust 7.650% due 05/15/2021		200	15
Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates 4.472% due 11/25/2032 ^•		115	2
Bear Stearns Asset-Backed Securities Trust 1.578% due 09/25/2034 •		338	322
Citigroup Mortgage Loan Trust, Inc. 1.207% due 03/25/2037 •(l)		4,918	4,029
Conseco Finance Corp. 6.530% due 02/01/2031 ~		100	95
Conseco Finance Securitizations Corp. 7.960% due 05/01/2031		1,510	760
Countrywide Asset-Backed Certificates
1.077% due 12/25/2036 ^•(l)		2,851	2,194
1.087% due 06/25/2047 ^•(l)		6,909	5,607
1.147% due 06/25/2037 ^•(l)		2,017	1,675
1.147% due 06/25/2047 ^•(l)		5,221	4,108
Countrywide Asset-Backed Certificates Trust 2.597% due 11/25/2034 •		2,297	1,379
Crecera Americas LLC 5.563% due 08/31/2020 •		5,200	5,201
Credit-Based Asset Servicing & Securitization LLC 5.260% due 12/25/2037 þ		262	261
Encore Credit Receivables Trust 1.682% due 07/25/2035 •		576	457
Flagship Credit Auto Trust 0.000% due 12/15/2025 (g)«		12	1,218
Greenpoint Manufactured Housing 8.300% due 10/15/2026 ~		250	255
Marlette Funding Trust
0.000% due 12/15/2028 (g)«		6	916
0.000% due 04/16/2029 (g)«		5	1,081
0.000% due 07/16/2029 (g)«		7	1,555
National Collegiate Commutation Trust 0.000% due 03/25/2038 •«		10,400	3,165
Oakwood Mortgage Investors, Inc. 0.935% due 06/15/2032 •		11	9
Residential Asset Mortgage Products Trust 8.500% due 12/25/2031		13	9
SMB Private Education Loan Trust 0.000% due 10/15/2048 (g)«		5	3,126
SoFi Consumer Loan Program LLC
0.000% due 05/26/2026 (g)«		31	967
0.000% due 11/25/2026 (g)«		60	2,430
Total Asset-Backed Securities (Cost $54,928)			40,836
SOVEREIGN ISSUES 2.5%
Argentina Government International Bond
3.375% due 01/15/2023	EUR	100	29
3.380% due 12/31/2038 þ		1,570	470
5.250% due 01/15/2028		100	28
6.250% due 11/09/2047		100	28
7.820% due 12/31/2033 (l)		3,702	1,376
15.500% due 10/17/2026	ARS	15,810	66
36.575% (BADLARPP + 2.000%) due 04/03/2022 ~		34,137	259
38.039% (ARLLMONP) due 06/21/2020 ~		180,595	1,310
42.781% (BADLARPP) due 10/04/2022 ~		32	1
Autonomous City of Buenos Aires Argentina 32.413% due 03/29/2024 ~		46,535	385
Ghana Government International Bond
6.375% due 02/11/2027		$323	238
7.875% due 02/11/2035		388	275
Provincia de Buenos Aires
33.929% due 05/31/2022 •	ARS	60	0
37.463% (BADLARPP + 3.750%) due 04/12/2025 ~		194,090	1,137
South Africa Government International Bond 5.750% due 09/30/2049		$400	292
Venezuela Government International Bond
6.000% due 12/09/2020 ^(d)		135	14
8.250% due 10/13/2024 ^(d)		13	1

Schedule of Investments PIMCO Strategic Income Fund, Inc. (Cont.)	March 31, 2020 (Unaudited)

9.250% due 09/15/2027 ^(d)	171	17
Total Sovereign Issues (Cost $18,972)		5,926
	SHARES
COMMON STOCKS 0.2%
COMMUNICATION SERVICES 0.1%
Clear Channel Outdoor Holdings, Inc. (e)	291,816	187
iHeartMedia, Inc. «(e)	216	1
iHeartMedia, Inc. 'A' (e)	16,075	118
		306
CONSUMER DISCRETIONARY 0.1%
Caesars Entertainment Corp. (e)	27,655	187
ENERGY 0.0%
Forbes Energy Services Ltd. (e)(j)	4,500	0
INDUSTRIALS 0.0%
Westmoreland Mining Holdings LLC «(j)(e)	70	1
Total Common Stocks (Cost $2,273)		494
WARRANTS 0.3%
COMMUNICATION SERVICES 0.3%
iHeartMedia, Inc. - Exp. 05/01/2039	104,691	765
Total Warrants (Cost $1,972)		765
PREFERRED SECURITIES 3.2%
BANKING & FINANCE 3.2%
Nationwide Building Society 10.250% ~	36,440	5,929
Stichting AK Rabobank Certificaten 6.500% due 12/29/2049 (h)	1,676,000	1,683
		7,612
INDUSTRIALS 0.0%
General Electric Co. 5.000% due 01/21/2021 •(h)	139,000	115
Total Preferred Securities (Cost $9,662)		7,727
REAL ESTATE INVESTMENT TRUSTS 0.3%
REAL ESTATE 0.3%
VICI Properties, Inc.	44,227	736
Total Real Estate Investment Trusts (Cost $667)		736
SHORT-TERM INSTRUMENTS 13.3%
REPURCHASE AGREEMENTS (k) 10.0%		23,989
U.S. TREASURY BILLS 3.3%
0.147% due 04/07/2020 - 06/18/2020 (f)(g)(o)	7,920	7,919
Total Short-Term Instruments (Cost $31,908)		31,908
Total Investments in Securities (Cost $787,266)		739,424
Total Investments 307.6% (Cost $787,266)		$739,424
Financial Derivative Instruments (m)(n) 0.3%(Cost or Premiums, net $1,351)		606
Other Assets and Liabilities, net (207.9)%		(499,673)
Net Assets 100.0%		$240,357

Schedule of Investments PIMCO Strategic Income Fund, Inc. (Cont.)	March 31, 2020 (Unaudited)

NOTES TO SCHEDULE OF INVESTMENTS:

* A zero balance may reflect actual amounts rounding to less than one thousand.

¤

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security's country of incorporation may be different from its country of economic exposure.

^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Security is an Interest Only ("IO") or IO Strip.
(b)	Principal only security.
(c)	Payment in-kind security.
(d)	Security is not accruing income as of the date of this report.
(e)	Security did not produce income within the last twelve months.
(f)	Coupon represents a weighted average yield to maturity.
(g)	Zero coupon security.
(h)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(i)	Contingent convertible security.
(j)	RESTRICTED SECURITIES:
Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Forbes Energy Services Ltd.	03/11/2014	$222	$0	0.00%
Pinnacol Assurance8.625% due 06/25/2034	06/23/2014	2,600	2,935	1.22
Westmoreland Mining Holdings LLC	03/26/2019	0	1	0.00
$2,822	$2,936	1.22%
BORROWINGS AND OTHER FINANCING TRANSACTIONS
(k)	REPURCHASE AGREEMENTS:
Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received
FICC	0.000%	03/31/2020	04/01/2020	$4,489	U.S. Treasury Inflation Protected Securities 1.125% due 01/15/2021	$(4,581)	$4,489	$4,489
RDR	0.000	03/31/2020	04/01/2020	19,500	U.S. Treasury Notes 1.625% due 05/15/2026	(19,966)	19,500	19,500
Total Repurchase Agreements	$(24,547)	$23,989	$23,989
REVERSE REPURCHASE AGREEMENTS:
Counterparty	Borrowing Rate(1)	Settlement Date	Maturity Date	Amount Borrowed(1)	Payable for Reverse Repurchase Agreements
BPS	(0.300)%	03/11/2020	06/11/2020	EUR	(331)	$(366)
(0.200)	03/11/2020	06/11/2020	(1,215)	(1,339)
(0.150)	03/17/2020	06/17/2020	(3,992)	(4,402)
0.950	01/16/2020	04/16/2020	GBP	(871)	(1,084)
0.950	03/17/2020	04/16/2020	$(9,315)	(9,319)
0.980	03/17/2020	06/17/2020	GBP	(4,609)	(5,727)
1.000	03/05/2020	TBD(2)	$(1,767)	(1,768)
1.250	03/12/2020	04/09/2020	(2,171)	(2,173)
1.250	03/17/2020	04/16/2020	(1,755)	(1,756)
1.300	03/10/2020	04/14/2020	(13,555)	(13,565)
1.300	03/12/2020	04/09/2020	(1,936)	(1,937)
1.300	03/17/2020	04/16/2020	(2,369)	(2,370)
1.340	03/05/2020	04/09/2020	(21,533)	(21,554)
1.350	03/17/2020	04/16/2020	(1,616)	(1,617)
1.400	03/17/2020	04/16/2020	(41)	(41)

Schedule of Investments PIMCO Strategic Income Fund, Inc. (Cont.)	March 31, 2020 (Unaudited)

1.450	03/05/2020	04/07/2020	(2,481)	(2,484)
1.450	03/17/2020	04/16/2020	(7,577)	(7,581)
1.450	03/20/2020	04/17/2020	(16,410)	(16,417)
1.480	03/12/2020	04/09/2020	(5,182)	(5,186)
1.500	03/12/2020	04/09/2020	(328)	(328)
1.550	03/19/2020	04/20/2020	(347)	(347)
1.550	03/24/2020	04/28/2020	(592)	(592)
1.650	03/05/2020	04/07/2020	(1,120)	(1,121)
1.750	03/23/2020	04/22/2020	(1,758)	(1,759)
1.750	03/24/2020	04/28/2020	(2,745)	(2,746)
1.800	03/24/2020	04/28/2020	(24)	(24)
1.850	03/24/2020	04/28/2020	(1,094)	(1,095)
1.966	03/05/2020	04/09/2020	(2,000)	(2,003)
2.000	03/23/2020	04/22/2020	(599)	(599)
2.000	03/24/2020	04/22/2020	(3,864)	(3,866)
2.050	03/04/2020	04/08/2020	(1,260)	(1,262)
2.784	01/10/2020	04/09/2020	(12,649)	(12,729)
2.788	01/13/2020	04/13/2020	(5,907)	(5,943)
BRC	2.500	03/18/2020	04/22/2020	(2,293)	(2,295)
2.763	01/03/2020	04/01/2020	(7,596)	(7,648)
3.443	04/01/2020	05/01/2020	(5,862)	(5,862)
CEW	1.750	03/16/2020	04/13/2020	(5,234)	(5,238)
CIB	1.300	03/24/2020	04/23/2020	(15,634)	(15,639)
1.340	03/04/2020	04/08/2020	(9,578)	(9,588)
CSG	1.500	03/05/2020	04/03/2020	(1,024)	(1,025)
2.500	04/03/2020	TBD(2)	(819)	(819)
FOB	1.350	03/05/2020	04/03/2020	(841)	(842)
1.750	04/03/2020	TBD(2)	(829)	(829)
JPS	0.920	03/12/2020	04/15/2020	(1,530)	(1,531)
NOM	1.900	03/19/2020	04/23/2020	(995)	(996)
RTA	2.297	01/07/2020	04/06/2020	(1,730)	(1,739)
SOG	1.400	03/16/2020	04/15/2020	(342)	(342)
UBS	1.200	03/06/2020	04/03/2020	(401)	(401)
1.300	03/16/2020	04/15/2020	(1,965)	(1,966)
1.750	03/20/2020	04/20/2020	(3,264)	(3,266)
2.100	03/26/2020	04/24/2020	(148)	(148)
2.100	04/03/2020	05/01/2020	(313)	(313)
Total Reverse Repurchase Agreements	$(195,587)
(l)	Securities with an aggregate market value of $200,640 and cash of $14,242 have been pledged as collateral under the terms of master agreements as of March 31, 2020.
(1)

The average amount of borrowings outstanding during the period ended March 31, 2020 was $(223,742) at a weighted average interest rate of 2.388%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(2)	Open maturity reverse repurchase agreement.
(m)	FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED
SWAP AGREEMENTS:
INTEREST RATE SWAPS
Variation Margin
Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Asset	Liability
Pay	3-Month CAD-Bank Bill	3.300%	Semi-Annual	06/19/2024	CAD	11,200	$624	$196	$820	$0	$(11)
Receive	3-Month CAD-Bank Bill	3.500	Semi-Annual	06/20/2044	3,800	(534)	(655)	(1,189)	70	0
Receive	3-Month USD-LIBOR	1.500	Semi-Annual	12/18/2021	$25,000	64	(626)	(562)	0	(6)
Receive	3-Month USD-LIBOR	3.000	Semi-Annual	06/19/2022	97,400	(3,088)	(3,278)	(6,366)	0	(76)
Receive	3-Month USD-LIBOR	3.000	Semi-Annual	06/19/2024	32,500	(1,241)	(2,491)	(3,732)	0	(7)
Receive	3-Month USD-LIBOR	1.500	Semi-Annual	12/18/2024	14,000	46	(774)	(728)	0	(1)
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	06/20/2025	8,400	399	(1,092)	(693)	2	0
Pay	3-Month USD-LIBOR	3.000	Semi-Annual	06/19/2029	65,000	5,159	9,012	14,171	0	(314)
Pay	3-Month USD-LIBOR	1.500	Semi-Annual	12/18/2029	7,000	(107)	668	561	0	(37)
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	01/15/2050	4,400	(32)	(1,283)	(1,315)	129	0
Receive	3-Month USD-LIBOR	1.625	Semi-Annual	01/16/2050	9,600	(18)	(1,861)	(1,879)	270	0
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	01/22/2050	11,600	(43)	(2,628)	(2,671)	331	0
Receive	3-Month USD-LIBOR	1.625	Semi-Annual	02/03/2050	6,900	(1)	(1,352)	(1,353)	194	0
Receive	3-Month USD-LIBOR	1.875	Semi-Annual	02/07/2050	1,400	(5)	(366)	(371)	40	0
Receive	6-Month EUR-EURIBOR	0.260	Annual	09/06/2024	EUR	34,800	6	(998)	(992)	0	(1)
Receive	6-Month GBP-LIBOR	0.750	Semi-Annual	03/18/2050	GBP	6,500	128	(491)	(363)	0	(23)
Total Swap Agreements	$1,357	$(8,019)	$(6,662)	$1,036	$(476)
Cash of $7,329 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2020.
(n)	FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

Schedule of Investments PIMCO Strategic Income Fund, Inc. (Cont.)	March 31, 2020 (Unaudited)

FORWARD FOREIGN CURRENCY CONTRACTS:
Unrealized Appreciation/(Depreciation)
Counterparty	Settlement Month	Currency to be Delivered	Currency to be Received	Asset	Liability
BPS	04/2020	CAD	392	$290	$11	$0
04/2020	EUR	3,025	3,369	38	(5)
04/2020	TRY	2,274	359	16	0
04/2020	$9,282	EUR	8,346	26	(103)
04/2020	4,204	GBP	3,473	110	0
04/2020	441	TRY	2,723	0	(31)
05/2020	477	EUR	430	0	(2)
BRC	04/2020	GBP	699	$856	0	(12)
04/2020	$404	EUR	368	2	0
04/2020	23,075	GBP	18,873	367	0
05/2020	GBP	18,873	$23,090	0	(368)
BSH	05/2020	$2,996	MXN	58,756	0	(530)
CBK	04/2020	CAD	177	$130	4	0
04/2020	EUR	14,328	15,784	64	(82)
04/2020	GBP	817	1,065	51	0
04/2020	PEN	1,743	521	14	0
04/2020	TRY	571	87	1	0
04/2020	$2,519	EUR	2,330	51	0
04/2020	3,650	GBP	2,944	42	(36)
04/2020	667	PEN	2,374	25	0
DUB	04/2020	PEN	249	$71	0	(2)
GLM	04/2020	TRY	455	72	3	0
04/2020	$516	EUR	478	11	0
04/2020	463	PEN	1,644	16	0
04/2020	3,052	RUB	195,242	0	(571)
06/2020	238	CLP	190,423	0	(15)
HUS	04/2020	GBP	784	$924	0	(50)
04/2020	MXN	58,412	2,345	0	(110)
04/2020	$132	EUR	121	2	0
JPM	04/2020	756	PEN	2,683	26	0
04/2020	274	TRY	1,699	0	(18)
MYI	04/2020	TRY	920	$145	6	0
04/2020	$67	TRY	414	0	(5)
SCX	04/2020	RUB	194,658	$2,486	12	0
05/2020	EUR	5,574	6,124	0	(32)
SOG	04/2020	GBP	23,689	30,542	1,117	0
UAG	04/2020	$147	EUR	136	3	0
Total Forward Foreign Currency Contracts	$2,018	$(1,972)
PURCHASED OPTIONS:
OPTIONS ON SECURITIES
Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Cost	Market Value
DUB	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 04/01/2050	$72.000	04/08/2020	5,000	$0	$0
Put - OTC Uniform Mortgage-Backed Security, TBA 3.500% due 04/01/2050	73.000	04/08/2020	38,000	2	0
Put - OTC Uniform Mortgage-Backed Security, TBA 4.000% due 04/01/2050	74.500	04/08/2020	45,700	2	0
FAR	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 04/01/2050	60.000	04/08/2020	189,000	7	0
Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 05/01/2050	62.000	05/06/2020	18,200	1	0
Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 05/01/2050	69.500	05/06/2020	34,100	1	0
Put - OTC Uniform Mortgage-Backed Security, TBA 3.500% due 04/01/2050	72.500	04/08/2020	7,000	0	0
Put - OTC Uniform Mortgage-Backed Security, TBA 4.000% due 04/01/2050	76.500	04/08/2020	1,000	0	0
JPM	Put - OTC Ginnie Mae 4.000% due 05/01/2050	75.000	05/06/2020	20,000	1	0
Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 05/01/2050	71.000	05/06/2020	53,100	2	0
Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 05/01/2050	72.000	05/06/2020	25,000	1	0
Total Purchased Options	$17	$0

Schedule of Investments PIMCO Strategic Income Fund, Inc. (Cont.)	March 31, 2020 (Unaudited)

SWAP AGREEMENTS:
CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - SELL PROTECTION(2)
Swap Agreements, at Value (5)
Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2020(3)	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Asset	Liability
JPM	Russia Government International Bond	1.000%	Quarterly	12/20/2020	0.979%	$200	$(23)	$23	$0	$0
Total Swap Agreements	$(23)	$23	$0	$0
(o)

Securities with an aggregate market value of $1,145 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2020.

(1)	Notional Amount represents the number of contracts.
(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

FAIR VALUE MEASUREMENTS
The following is a summary of the fair valuations according to the inputs used as of March 31, 2020 in valuing the Fund's assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2020
Investments in Securities, at Value
Loan Participations and Assignments	$0	$24,766	$2,789	$27,555
Corporate Bonds & Notes
Banking & Finance	0	17,086	2,935	20,021
Industrials	0	46,990	206	47,196
Utilities	0	11,198	0	11,198
Convertible Bonds & Notes
Utilities	0	3	0	3
Municipal Bonds & Notes
Illinois	0	163	0	163
West Virginia	0	2,633	0	2,633
U.S. Government Agencies	0	467,463	0	467,463
Non-Agency Mortgage-Backed Securities	0	74,800	0	74,800
Asset-Backed Securities	0	26,378	14,458	40,836
Sovereign Issues	0	5,926	0	5,926
Common Stocks
Communication Services	305	0	1	306
Consumer Discretionary	187	0	0	187
Industrials	0	0	1	1
Warrants
Communication Services	0	765	0	765
Preferred Securities
Banking & Finance	0	7,612	0	7,612
Industrials	0	115	0	115
Real Estate Investment Trusts
Real Estate	736	0	0	736
Short-Term Instruments
Repurchase Agreements	0	23,989	0	23,989
U.S. Treasury Bills	0	7,919	0	7,919
Total Investments	$1,228	$717,806	$20,390	$739,424
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	0	1,036	0	1,036
Over the counter	0	2,018	0	2,018
$0	$3,054	$0	$3,054
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(476)	0	(476)
Over the counter	0	(1,972)	0	(1,972)
$0	$(2,448)	$0	$(2,448)

Schedule of Investments PIMCO Strategic Income Fund, Inc. (Cont.)	March 31, 2020 (Unaudited)

Total Financial Derivative Instruments					$0		$606	$0	$606
Totals					$1,228		$718,412	$20,390	$740,030

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended March 31, 2020:
Category and Subcategory	Beginning Balance at 06/30/2019	Net Purchases	Net Sales/Settlements	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 03/31/2020	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2020 (1)
Investments in Securities, at Value
Loan Participations and Assignments	$3,705	$8,001	$(3,894)	$113	$(874)	$(2,536)	$269	$(1,995)	$2,789	$(290)
Corporate Bonds & Notes
Banking & Finance	2,685	0	0	0	0	250	0	0	2,935	250
Industrials	0	298	0	4	0	(96)	0	0	206	(96)
Asset-Backed Securities	18,276	0	0	0	0	(6,983)	3,165	0	14,458	(6,982)
Common Stocks
Industrials	1	0	0	0	0	0	0	0	1	0
Telecommunication Services	0	0	0	0	0	0	1	0	1	0
Totals	$24,667	$8,299	$(3,894)	$117	$(874)	$(9,365)	$3,435	$(1,995)	$20,390	$(7,118)
The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

								(% Unless Noted Otherwise)
Category and Subcategory		Ending Balance at 03/31/2020	Valuation Technique			Unobservable Inputs			Input Value(s) (% Unless Noted Otherwise)	Weighted Average%
Investments in Securities, at Value
Loan Participations and Assignments		$2,789	Third Party Vendor			Broker Quote			63.000 - 100.250	86.524
Corporate Bonds & Notes
Banking & Finance		2,935	Reference Instrument			Option Adjusted Spread			538.500 bps	—
Industrials		206	Other Valuation Techniques(2)			—			—	—
Asset-Backed Securities		916	Other Valuation Techniques(2)			—			—	—
		13,542	Proxy Pricing			Base Price			30.491 - 72,245.980	22,954.129
Common Stocks
Industrials		1	Other Valuation Techniques(2)			—			—	—
Telecommunication Services		1	Other Valuation Techniques(2)			—			—	—
Total		$20,390
(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at March 31, 2020 may be due to an investment no longer held or categorized as Level 3 at period end.

(2)									Includes valuation techniques not defined in the Notes to Financial Statements as securities valued using such techniques are not considered significant to the Fund.

Notes to Financial Statements

1. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies The net asset value (“NAV”) of the Fund's shares is determined by dividing the total value of portfolio investments and other assets attributable to the Fund less any liabilities by the total number of shares outstanding of the Fund.

On each day that the New York Stock Exchange (“NYSE”) is open, Fund shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Fund or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. The Fund reserves the right to change the time as of which its NAV is calculated if the Fund closes earlier, or as permitted by the U.S. Securities and Exchange Commission (“SEC”).

For purposes of calculating a NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Fund's approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Fund will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by Pacific Investment Management Company LLC (“PIMCO” or the “Manager”) to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services. The Fund's investments in open-end management investment companies, other than exchange-traded funds ("ETFs"), are valued at the NAVs of such investments.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Fund may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) relating to the foreign (non-U.S.) security being fair valued between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Fund is not open for business, which may result in the Fund's portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree are valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree are valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Fund's shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Fund is not open for business. As a result, to the extent that the Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund's next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to PIMCO the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Board. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Fund's securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated, to the Manager, the responsibility for monitoring significant events that may materially affect the values of the Fund's securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Fund uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Fund’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing, the Fund cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold.

(b) Fair Value Hierarchy U.S. GAAP describes fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy,

Notes to Financial Statements (Cont.)

separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

• Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

• Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

• Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

Assets or liabilities categorized as Level 2 or 3 as of period end have been transferred between Levels 2 and 3 since the prior period due to changes in the method utilized in valuing the investments. Transfers from Level 2 to Level 3 are a result of a change, in the normal course of business, from the use of methods used by Pricing Services (Level 2) to the use of a Broker Quote or valuation technique which utilizes significant unobservable inputs due to an absence of current or reliable market-based data (Level 3). Transfers from Level 3 to Level 2 are a result of the availability of current and reliable market-based data provided by Pricing Services or other valuation techniques which utilize significant observable inputs. In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Fund's assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services' internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate, London Interbank Offered Rate forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

March 31, 2020 (Unaudited)

Level 3 trading assets and trading liabilities, at fair value When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy. The valuation techniques and significant inputs used in determining the fair values of portfolio assets and liabilities categorized as Level 3 of the fair value hierarchy are as follows:

Proxy pricing procedures set the base price of a fixed income security and subsequently adjust the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Oversight Committee. Significant changes in the unobservable inputs of the proxy pricing process (the base price) would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

If third-party evaluated vendor pricing is not available or not deemed to be indicative of fair value, the Manager may elect to obtain Broker Quotes directly from the broker-dealer or passed through from a third-party vendor. In the event that fair value is based upon a single sourced Broker Quote, these securities are categorized as Level 3 of the fair value hierarchy. Broker Quotes are typically received from established market participants. Although independently received, the Manager does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the Broker Quote would have direct and proportional changes in the fair value of the security.

Reference instrument valuation estimates fair value by utilizing the correlation of the security to one or more broad-based securities, market indices, and/or other financial instruments, whose pricing information is readily available. Unobservable inputs may include those used in algorithms based on percentage change in the reference instruments and/or weights of each reference instrument. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

2. FEDERAL INCOME TAX MATTERS

The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Manager has reviewed the Fund's tax positions for all open tax years. As of March 31, 2020, the Fund has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Fund files U.S. federal, state, and local tax returns as required. The Fund's tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Glossary: (abbreviations that may be used in the preceding statements)					(Unaudited)

Counterparty Abbreviations:
BPS	BNP Paribas S.A.	FAR	Wells Fargo Bank National Association	NOM	Nomura Securities International Inc.
BRC	Barclays Bank PLC	FICC	Fixed Income Clearing Corporation	RDR	RBC Capital Markets LLC
BSH	Banco Santander S.A. - New York Branch	FOB	Credit Suisse Securities (USA) LLC	RTA	RBC (Barbados) Trading Bank Corp.
CBK	Citibank N.A.	GLM	Goldman Sachs Bank USA	SCX	Standard Chartered Bank, London
CEW	Canadian Imperial Bank of Commerce	HUS	HSBC Bank USA N.A.	SOG	Societe Generale Paris
CIB	Canadian Imperial Bank of Commerce	JPM	JP Morgan Chase Bank N.A.	UAG	UBS AG Stamford
CSG	Credit Suisse AG Cayman	JPS	J.P. Morgan Securities LLC	UBS	UBS Securities LLC
DUB	Deutsche Bank AG	MYI	Morgan Stanley & Co. International PLC

Currency Abbreviations:
ARS	Argentine Peso	GBP	British Pound	RUB	Russian Ruble
CAD	Canadian Dollar	MXN	Mexican Peso	TRY	Turkish New Lira
CLP	Chilean Peso	PEN	Peruvian New Sol	USD (or $)	United States Dollar
EUR	Euro

Exchange Abbreviations:
OTC	Over the Counter

Index/Spread Abbreviations:
ARLLMONP	Argentina Blended Policy Rate	LIBOR03M	3 Month USD-LIBOR	US0003M	3 Month USD Swap Rate
BADLARPP	Argentina Badlar Floating Rate Notes

Other Abbreviations:
ALT	Alternate Loan Trust	LIBOR	London Interbank Offered Rate	TBA	To-Be-Announced
BABs	Build America Bonds	PIK	Payment-in-Kind	TBD	To-Be-Determined
EURIBOR	Euro Interbank Offered Rate	REMIC	Real Estate Mortgage Investment Conduit	TBD%	Interest rate to be determined when loan settles or at the time of funding